SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-32143

Date of Report: February 23, 2011

ECOSYSTEM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		20-3148296
(State of other jurisdiction of		(IRS Employer
incorporation or organization		Identification No.)

5950 Shiloh Road East, Suite N, Alpharetta, GA	30005
(Address of principal executive offices)		(Zip Code)

(212) 994-5374
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Effective January 21, 2011 and concurrent with his departure as President and Chief Executive Officer, Paul Miller resigned from his position as Director. The Board of Directors of EcoSystem Corporation has appointed Kevin Kreisler to replace Paul Miller on a temporary basis in the post of President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5,2011	ECOSYSTEM CORPORATION
By: /s/ Kevin Kreisler Kevin Kreisler Chairman